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                                                                    EXHIBIT 10.1

                                 ENHERENT CORP.
                            2005 STOCK INCENTIVE PLAN

1.    PURPOSE.

The purpose of the enherent Corp. 2005 Stock Incentive Plan (the "Plan") is to align the interests of directors, officers, other employees and consultants of enherent Corp., a Delaware corporation, (the "Company") and its subsidiaries with those of the stockholders of the Company; to attract, motivate and retain the best available executive personnel and key employees of the Company and its subsidiaries by permitting them to acquire or increase their proprietary interest in the Company; and to reward the performance of individual officers and other employees in fulfilling their personal responsibilities for long-range achievements.

2.    DEFINITIONS.

The following terms, as used herein, shall have the following meanings:

(a) "Award" shall mean an Option or Restricted Stock granted pursuant to the Plan.

(b) "Award Agreement" shall mean any written agreement, contract or other instrument or document between the Company and a Participant evidencing an Award.

(c) "Board" shall mean the Board of Directors of the Company.

(d) "Cause" shall mean (i) the engaging by the Participant in willful misconduct that is materially injurious to the Company, (ii) the embezzlement or misappropriation of funds or property of the Company by the Participant or the conviction of the Participant of a felony or the entrance of a plea of guilty or nolo contendere by the Participant to a felony, or (iii) the willful failure or refusal by the Participant to substantially perform his duties or responsibilities that continues after being brought to the attention of the Participant (other than any such failure resulting from the Participant's incapacity due to disability). For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be considered willful unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

(e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f) "Committee" shall mean the committee of the Board appointed to administer the Plan which shall be comprised of at least three members who shall qualify as "non-employee directors" within the meaning of Rule 16b-3 issued under the Exchange Act and, to the extent determined advisable by the Board, as "outside directors" within the meaning of Section 162(m) of the Code.

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(g) "Common Stock" shall mean the common stock, par value $0.001 per share, of the Company.

(h) "Company" shall have the meaning set forth in Section 0 hereof.

(i) "Effective Date" shall have the meaning set forth in Section 0 hereof.

(j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

(k) "Fair Market Value" of a share of Common Stock on any date shall be (A) if the Common Stock is admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Common Stock on such exchange on such date or, if none, the next earlier date on which a sale was reported, (B) if the Common Stock is admitted to quotation on the Nasdaq National Market or other comparable quotation system, Fair Market Value on any date shall be the last sale price reported for the Common Stock on such system on such date or, if none, the next earlier date on which a sale was reported, or (C) if the Common Stock is admitted to quotation on the Nasdaq Stock Market, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Common Stock on such system on such date or, if none, the next earlier date on which a sale was reported. If none of the foregoing apply, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its sole discretion pursuant to such policies as to valuation as may be adopted be the Board.

(l) "Incentive Stock Option" shall mean an Option that meets the requirements of
Section 422 of the Code, or any successor provision, and is designated by the Committee as an Incentive Stock Option.

(m) "Non-Employee Director" shall mean a member of the Board who is not also an employee of the Company or a subsidiary.

(n) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

(o) "Option" shall mean the right, granted pursuant to the Plan, to purchase shares of Common Stock.

(p) "Partial Disability" shall mean that the Committee has determined, in its sole discretion, that a Participant is partially disabled.

(q) "Participant" shall mean an officer, other employee or consultant of the Company who is selected by the Committee to participate in the Plan and a Non-Employee Directors eligible to participate in the Plan pursuant to Section 0 hereof.

(r) "Permanent Disability" means, unless otherwise determined by the Committee, that the Participant has been determined to be disabled under the terms of a long-term disability plan maintained by the Company or subsidiaries. If the Participant is a Non-Employee Director, or is not covered by such a long-term disability plan, then permanent disability shall be determined by the Committee in its sole discretion.

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(s) "Plan" shall have the meaning set forth in Section 0 hereof.

(t) "Plan Year" shall mean the Company's fiscal year.

(u) "Restricted Period" shall mean the period beginning on the date of grant of Restricted Stock and ending on the date of vesting of such stock

(v) "Restricted Stock" shall mean shares of Common Stock transferred to the Participant which are subject to forfeiture or other restrictions established by the Committee.

(w) "Retirement" shall mean the Participant's termination of employment or termination of service on the Board, as applicable, by reason of retirement, as determined by the Committee in its sole discretion.

(x) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(y) "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Sections 422(e) and 422(f), respectively, of the Code.

3.    ADMINISTRATION.

The Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, adjusted, forfeited, exchanged, or surrendered or accelerated; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements, consistent with the terms and provisions of the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan, consistent with the terms and provisions of the Plan.

4.    ELIGIBILITY.

Awards may be granted to officers, other employees and consultants of the Company in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. In addition, Non-Employee Directors of the Company will be granted Options solely as set forth in Section 7.

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5.    STOCK SUBJECT TO THE PLAN.

(a) Number of Shares. The maximum number of shares of Common Stock reserved for issuance pursuant to the Plan shall be 4,000,000, subject to equitable adjustment as provided in Section 5(b) below. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Common Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.

(b) Equitable Adjustment. In the event that an extraordinary transaction or other event or circumstance affecting the Common Stock shall occur, including, but not limited to, any dividend or other distribution (whether in the form of cash, stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, sale of assets or other similar transaction or event, and the Committee determines that a change or adjustment in the terms of any Award is appropriate, then the Committee may, in its sole discretion, make such equitable changes or adjustments or take any other actions that it deems necessary or appropriate (which shall be effective at such time as the Committee in its sole discretion determines), including, but not limited to (A) causing changes or adjustments to any or all of (i) the number and kind of shares of stock or other securities or property which may thereafter be issued under the Plan in connection with Awards (including Awards to Non-Employee Directors pursuant to Section 0 hereof), (ii) the number and kind of shares of stock or other securities or property issued or issuable in respect of outstanding Awards,
(iii) the exercise price relating to any Award, and (iv) the limitation on Option and Restricted Stock grants pursuant to Section 0 and Section 8(d)hereof, respectively, and (B) cancelling outstanding Awards in exchange for replacement awards or cash, it being understood that the Committee shall have the authority to cause different changes or adjustments to be made to any Awards held by Participants even if such Awards are identical and such Participants are similarly situated; further, provided, however, that with respect to Options which are intended by the Committee to remain Incentive Stock Options subsequent to any such adjustment, such adjustment shall be made in accordance with Section 424 of the Code.

6.    STOCK OPTIONS.

Each Option granted pursuant to this Section 0 shall be evidenced by an Award Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Award Agreement shall comply with and be subject to the following terms and conditions, as applicable.

(a) Stock Options

(1) Number of Shares. Each Award Agreement shall state the number of shares of Common Stock to which the Option relates.

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(2) Type of Option. Each Award Agreement shall state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. Any Option which is intended to be an Incentive Stock Option that does not satisfy the requirements of Code Section 422 shall be deemed to be a Nonqualified Stock Option.

(3) Option Exercise Price. Each Award Agreement shall state the Option exercise price, which, except as provided in Section 0 below, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant. The Option exercise price shall be subject to equitable adjustment as provided in Section 0 hereof. Unless otherwise expressly stated in the Committee resolution granting an Option, the date as of which the Committee adopts the resolution granting an Option shall be considered the day on which such Option is granted.

(4) Method and Time of Payment. The Option exercise price shall be paid in full, at the time of exercise, in cash, in shares of Common Stock having a Fair Market Value equal to such Option exercise price, in a combination of cash and Common Stock (or other consideration deemed acceptable by the Committee) or, in the sole discretion of the Committee, through a cashless exercise procedure.

(5) Term and Exercisability of Options. Each Award Agreement shall provide that each Option shall become exercisable over a period determined by the Committee in its discretion; provided, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be not more than ten (10) years from the date of the grant of the Option, or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 0 hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised, together with payment in full of the Option exercise price. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Secretary of the Company receives both the notification and such payment.

(6) Termination. If a Participant's employment by the Company terminates, the Committee will have the exclusive authority to determine if and for how long, and under what conditions, such Option may be exercised after such termination; provided, however, that in no event will an Option continue to be exercisable beyond the expiration date of such Option; provided, further, that if an Award is an Incentive Stock Option, such Incentive Stock Option must be exercised within ninety (90) days after any termination which is not a result of death or Permanent Disability.

(7) Incentive Stock Options. Options granted as Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 0.

      (A) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which

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      Incentive Stock Options granted under this Plan and all other plans of the
      Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

      (B) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (x) the option exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

(8) Maximum Grant of Options. No Plan Participant may receive an Award or Awards of Options covering in excess of 4,000,000 shares of Common Stock in any Plan Year.

7.    NON-EMPLOYEE DIRECTOR OPTIONS.

Notwithstanding any other provision of the Plan to the contrary, the provisions of this Section 0 shall apply to and govern grants of Options to Non-Employee Directors. Except as set forth in this Section 0, the other provisions of the Plan shall apply to grants of Options to Non-Employee Directors to the extent not inconsistent with this Section.

(a) General. Non-Employee Directors shall receive Nonqualified Stock Options in accordance with this Section 0. The purchase price per share of Common Stock under Options granted to Non-Employee Directors shall be the Fair Market Value of such share on the date of grant. No Award Agreement with any Non-Employee Director may alter the provisions of this Section 0 and no Option granted to a Non-Employee Director may be subject to a discretionary acceleration of exercisability or vesting.

(b) Grants to New Non-Employee Directors. Each person who first becomes a Non-Employee Director after the Effective Date shall, at the time such director is elected and duly qualified, be granted automatically, without action by the Committee, an Option to purchase 20,000 shares of Common Stock.

(c) Annual Grants to Continuing Directors. On the date of each annual meeting of stockholders of the Company, each continuing Non-Employee Director shall be granted automatically, without action by the Committee, an Option to purchase 20,000 shares of Common Stock, unless such Non-Employee Director received a grant pursuant to paragraph 0 above by reason of first being elected a Non-Employee Director at such annual meeting.

(d) Vesting. Each Option granted to a Non-Employee Director shall vest and become exercisable with respect to fifty percent (50%) of the shares of Common Stock subject thereto on the date of grant thereof and fifty percent (50%) of the shares of Common Stock subject thereto on the first anniversary of the date of grant thereof, provided that such Non-Employee Director shall have continually served as such from such date of grant through and on such anniversary date. Notwithstanding the foregoing, (i) each outstanding Option shall become immediately vested and exercisable in full upon the death of the Non-Employee Director, and (ii) if the Non-Employee Director's membership on the Board terminates by reason of Retirement, Permanent Disability or Partial Disability, any outstanding Option held by such Non-Employee Director shall vest and become exercisable on the earlier of (i) the date which is 90 days following such

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cessation of Board membership, or (ii) the date such Option would have vested had the Non-Employee Director continued in service on the Board. Sections 0 and 0 hereof shall not apply to Options granted to Non-Employee Directors.

(e) Duration. Subject to the immediately following sentence, each Option granted to a Non-Employee Director shall remain outstanding for a term of 10 years from the date of grant. Upon the cessation of a Non-Employee Director's membership on the Board for any reason, vested Options granted to such Non-Employee Director shall expire upon the earliest to occur of (i) three (3) years from the date of such cessation of Board membership, (ii) the tenth anniversary of the date of grant of the Option, or (iii) the first anniversary of the Non-Employee Director's death. The Committee may not provide for an extended exercise period beyond the periods set forth in this Section 0. Any portion of an Option that is not vested on the Non-Employee Director's cessation of Board membership for any reason (or does not become vested by reason of such cessation of membership under paragraph (d) above) shall be permanently forfeited on the date such membership ceases.

8.    RESTRICTED STOCK.

(a) Eligibility; Terms of Awards. The Committee shall designate the Participants to whom Restricted Stock is to be granted and the number of shares of Common Stock that are subject to each such Award, subject to such restrictions, limitations and conditions as the Committee, in its sole discretion, deems appropriate.

(b) Restricted Period. During the Restricted Period with respect to an Award of Restricted Stock, in addition to the other terms and conditions established by the Committee, the following terms and conditions shall apply:

(1) The shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the termination of the applicable Restricted Period or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock Agreement, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(2) The Participant shall be treated as the owner of shares of Restricted Stock and shall have the right to vote such shares and shall be entitled to receive all dividends and other distributions paid with respect to the Restricted Stock. If any such dividends or distributions are paid in shares of Common Stock or other property, such shares or property shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid.

(3e) Each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend, in addition to such other legends as the Committee deems appropriate, including those to reflect restrictions under applicable Federal or state securities law:

      "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer

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      set forth in the enherent Corp. 2005 Stock Incentive Plan and a Restricted
      Stock Agreement dated _____________________. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of enherent Corp."

(c) Removal of Restrictions. Except as otherwise provided in the Plan or an Award Agreement, after the last day of the Restricted Period with respect to all or a portion of the Restricted Stock, the shares that are no longer subject to the Restricted Period shall become freely transferable by the Participant. As soon as practicable after the end of the Restricted Period, a new or additional certificate for such shares without the legend set forth in Section 8(b)(3) shall be delivered to the Participant.

(d) Performance-Based Awards. The Committee may designate whether any Restricted Stock Award granted to a Participant is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, to the extent required by Code Section 162(m). The performance measures shall be based on any one or more of the following, as selected by the Committee: total shareholder return, return on equity, return on capital employed, return on invested capital, cash flow, cumulative cash flow, operating profit, gross or pre-tax profits, post-tax profits, gross or net margins, consolidated net income, economic value added, improvements in financial ratings, achievement of balance sheet or income statement objectives, market or category share or costs. For Restricted Stock Awards that are intended to be performance-based compensation, the grant of the Award and the establishment of the performance measures shall be made during the period required under Code Section 162(m). The payout of any such Restricted Stock Award to a "covered employee" (within the meaning of Code Section 162(m)) may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee. The number of shares of Common Stock which may be issued in any fiscal year with respect to Restricted Stock that is intended to performance-based compensation under this Section 8(d) shall not exceed 2,000,000 shares.

9.    GENERAL PROVISIONS.

(a) Compliance with Legal Requirements. The Plan and the granting and exercising of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental authority or agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock under any Award as the Company may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules and regulations.

(b) Nontransferability. Awards shall not be transferable by a Participant other than by will or the laws of descent and distribution, and Options shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however Awards may be transferred pursuant to a domestic relations order awarding benefits to an

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"alternate payee" (within the meaning of Code Section 414(p)(8)) that the
Committee determines satisfies the criteria set forth in paragraphs (1), (2), and (3) of Code Section 414(p).

(c) No Right To Continued Employment. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

(d) Withholding Taxes. Where a Participant or other person is entitled to receive shares of Common Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Common Stock or cash pursuant to an Award hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares.

Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (a) tendering a cash payment; (b) authorizing the Company to withhold from the shares of Common Stock or cash otherwise payable to such Participant (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation, or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation; or (c) delivering to the Company previously acquired shares of Common Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

(e) Amendment and Termination of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that no amendment shall materially adversely affect the rights of any Participant under any Award previously granted under the Plan without such Participant's consent; provided further that any amendment that (i) increases the total number of shares reserved for the Plan (except as provided in Section 5(b) with respect to equitable adjustments), (ii) changes the employees or class of employees eligible to participate in the Plan, or (iii) materially (within the meaning of rules of NASD) changes the terms of the Plan, shall not be effective without the approval of the Company's stockholders. The power to grant Options under the Plan will automatically terminate on the tenth anniversary of the date the Plan is approved by the Company's stockholders. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

(f) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as

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provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of Common Stock covered by any Award until the date of the issuance of a certificate to him or her for such shares.

(g) Unfunded Status of Awards. The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(h) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

(j) Effective Date. The "Effective Date" of this Plan shall be the date it is approved by the Company's stockholders.

(k) Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

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                           [FORM OF OPTION AGREEMENT]

                          STOCK OPTION AWARD AGREEMENT

AGREEMENT made on [ ], 20__ (the Date of Grant), by and between enherent Corp., a Delaware corporation (the "Company"), and [ ] (the "Participant").

WHEREAS, the Company has adopted the enherent Corp. 2005 Stock Incentive Plan (the Plan); and

WHEREAS, the Company desires to grant to the Participant options under the Plan to acquire an aggregate of [ ] shares of common stock of the Company, par value $.0001 per share ("Common Stock"), on the terms set forth herein.

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

2. Grant of Options. The Participant is hereby granted an option (the "Option") to purchase an aggregate of [ ] shares of Common Stock, pursuant to the terms of this Agreement and the provisions of the Plan. This Option is intended to constitute a[n] [Incentive] [Nonqualified] Stock Option.

3. Option Price. The initial exercise price per share of Common Stock subject to this Option shall be $__________, subject to equitable adjustment in accordance with the Plan.

4. Conditions to Exercisability. This Option shall vest and become exercisable with respect to ______ percent (__%) of the shares of Common Stock subject thereto on each of the first through ____________ anniversaries of the Date of Grant, so long as the Participant continues to be employed by the Company or any of its subsidiaries on such dates. In the event of the Participant's death or Permanent Disability, all shares of Common Stock subject to this Option that have not previously been forfeited shall vest immediately. In the event of the Participant's Retirement or Partial Disability, all shares of Common Stock subject to this Option that have not previously been forfeited shall vest upon the earlier of (i) ninety (90) days following such Retirement or Partial Disability, or (ii) the regular vesting date pursuant to the schedule set forth above. In the event the Participant's employment terminates for reasons other than death, Permanent Disability, Partial Disability or Retirement, all unvested shares of Common Stock subject to this Option shall be permanently forfeited on such termination date.

5. Period of Option. This Option shall expire and no longer be exercisable on the earliest to occur of:

(a) the tenth anniversary of the Date of Grant [five years in the case of 10% holders];

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(b) the date of the Participant's termination of employment with the Company or any of its subsidiaries for Cause;

(c) the first anniversary of the Participant's termination of employment with the Company or any of its subsidiaries for any reason other than Cause; provided, that if the Option granted hereunder is an Incentive Stock Option, such Option must be exercised within ninety (90) days after any termination which is not a result of death or Permanent Disability. If, within 60 days following a Participant's termination of employment, the Committee discovers circumstances that would have permitted it to terminate the Participant's employment for Cause, such termination date shall be deemed to have been for Cause.

[THE FOLLOWING SECTION 5A MAY BE ADDED TO CERTAIN INDIVIDUAL AWARD AGREEMENTS AS DETERMINED BY THE COMMITTEE.]

      [5A. Change in Control. Notwithstanding any other provision of the Plan or this Agreement to the contrary, if, while this Award remains outstanding under the Plan, a Change in Control (as defined below) of the Company shall occur, then all shares of Common Stock granted under this Award Agreement that are outstanding at the time of such Change in Control shall become immediately exercisable in full, without regard to the years that have elapsed from the Date of Grant, and, at the option of the Committee, this Option may be cancelled in exchange for a cash payment or a replacement award of equivalent value.

For purposes of this Section 5A, a Change in Control of the Company shall occur upon the happening of the earliest to occur of the following:

(i) any person, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing [ ]% or more of the combined voting power of the Company's then outstanding voting securities;

(ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board (such board of directors being referred to herein as the Existing Board), and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 5A) whose election by the Existing Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (other than approval given in connection with an actual or threatened proxy or election contest), cease for any reason to constitute at least [70]% of such the Existing Board;

(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding without conversion or by being converted into voting securities of the surviving or parent entity) [ ]% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires [ ]% or more of the combined voting power of the Company's then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).]

6. Exercise of Option. This Option may be exercised in whole or part, to the extent then exercisable, in the following manner: the Participant shall deliver to the Company written notice specifying the number of shares of Common Stock that the Participant elects to purchase. The Participant must include with such notice full payment of the exercise price for the Common Stock being purchased pursuant to such notice. The exercise price shall be paid in full at the time of exercise. The exercise price may be paid in cash or by check; by tendering shares of Common Stock previously acquired by the Participant; or in a combination of any of the foregoing, in an amount having a combined value equal to such exercise price. The value of any Common Stock tendered pursuant to the preceding sentence shall be the Fair Market Value of such Common Stock as of the last trading day prior to the date of exercise. The Committee, in its discretion, may require that any previously-owned shares of Common Stock tendered by the Participant in payment of the exercise price have been held by the Participant for at least six months prior to such tender.

Upon the delivery of shares of Common Stock acquired pursuant to the exercise of Options, the Company shall have the right to require the payment of the amount of any taxes that are required by law to be withheld with respect to such delivery.

The Participant shall not be deemed to be a holder of any shares of Common Stock pursuant to exercise of this Option until the date of the issuance of a stock certificate to him or her for such shares and until such shares are paid for in full, including any applicable withholding taxes.

If permitted by the Committee at the time of exercise, this Option may also be exercised pursuant to a cashless exercise program.

7. Representations. The Company represents and warrants that this Agreement has been authorized by all necessary corporate action of the Company and is a valid and binding agreement of the Company enforceable against them in accordance with its terms. The Participant represents and warrants that the Participant is not a party to any agreement or instrument that would prevent the Participant from entering into or performing his or her duties in any way under this Agreement.

8. Entire Agreement. This Agreement and the Plan contain all the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Participant represents that, in executing this Agreement, the Participant does not rely and has not relied upon any representation or statement not set forth therein made by the Company with regard to the subject matter, bases or effect of this Agreement or otherwise.

9. Amendment or Modification, Waiver. Except as set forth in the Plan, no provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Participant and by a duly authorized officer of the Company. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

10. Notices. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

                               TO PARTICIPANT AT:

                               TO THE COMPANY AT:

                                 enherent Corp.
                              192 Lexington Avenue
                            New York, New York 10016
                            Attn: Corporate Secretary

Any notice delivered personally or by courier under this Section 10 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

11. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

12. Survival. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws principles.

14. Headings. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

15. Construction. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated herein as provisions of this Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Agreement shall govern. By signing this Agreement, the Participant confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     ENHERENT CORP.

                                     By:
                                     Name:
                                     Title:

                                     By:
                                     Name:

                [FORM OF OPTION AGREEMENT - NONEMPLOYEE DIRECTOR]
                          STOCK OPTION AWARD AGREEMENT

AGREEMENT made on [ ], 20__ (the Date of Grant), by and between enherent Corp., a Delaware corporation (the "Company"), and [ ] (the "Participant").

WHEREAS, the Company has adopted the enherent Corp. 2005 Stock Incentive Plan (the Plan); and

WHEREAS, the Company desires to grant to the Participant options under the Plan to acquire an aggregate of 20,000 shares of common stock of the Company, par value $.0001 per share ("Common Stock"), on the terms set forth herein.

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

2. Grant of Options. The Participant is hereby granted an option (the "Option") to purchase an aggregate of 20,000 shares of Common Stock, pursuant to the terms of this Agreement and the provisions of the Plan. This Option is intended to constitute a Nonqualified Stock Option.

3. Option Price. The initial exercise price per share of Common Stock subject to this Option shall be $__________, subject to equitable adjustment in accordance with the Plan.

4. Conditions to Exercisability. This Option shall vest and become exercisable with respect to fifty percent (50%) of the shares of Common Stock subject thereto on the Date of Grant and with respect to the remaining fifty percent (50%) of the shares of Common Stock subject thereto on the first anniversary of the Date of Grant, so long as the Participant shall have continually served as a Non-Employee Director from such Date of Grant through and on such anniversary date. Notwithstanding the foregoing, (i) this Option shall become immediately vested and exercisable in full upon the death of the Participant, and (ii) if the Participant's membership on the Board terminates by reason of Retirement, Permanent Disability or Partial Disability, this Option shall vest and become exercisable on the earlier of (i) the date which is 90 days following such cessation of Board membership, or (ii) the date this Option would have vested had the Participant continued in service on the Board.

5. Period of Option. Subject to the immediately following sentence, this Option shall remain outstanding for a term of 10 years from the Date of Grant. Upon the cessation of the Participant's membership on the Board for any reason, any portion of this Option that is vested on the date of such cessation shall expire upon the earliest to occur of (i) three (3) years from the date of such cessation of Board membership, (ii) the tenth anniversary of the Date of Grant, or (iii) the first anniversary of the Participant's death. Any portion of this Option that is not vested on the Participant's cessation of Board membership for any reason (and does not become vested by reason of such cessation of membership under paragraph 4 above) shall be permanently forfeited on the date such membership ceases.

6. Exercise of Option. This Option may be exercised in whole or part, to the extent then exercisable, in the following manner: the Participant shall deliver to the Company written notice specifying the number of shares of Common Stock that the Participant elects to purchase. The Participant must include with such notice full payment of the exercise price for the Common Stock being purchased pursuant to such notice. The exercise price shall be paid in full at the time of exercise. The exercise price may be paid in cash or by check; by tendering shares of Common Stock previously acquired by the Participant; or in a combination of any of the foregoing, in an amount having a combined value equal to such exercise price. The value of any Common Stock tendered pursuant to the preceding sentence shall be the Fair Market Value of such Common Stock as of the last trading day prior to the date of exercise. The Committee, in its discretion, may require that any previously-owned shares of Common Stock tendered by the Participant in payment of the exercise price have been held by the Participant for at least six months prior to such tender.

Upon the delivery of shares of Common Stock acquired pursuant to the exercise of Options, the Company shall have the right to require the payment of the amount of any taxes that are required by law to be withheld with respect to such delivery.

The Participant shall not be deemed to be a holder of any shares of Common Stock pursuant to exercise of this Option until the date of the issuance of a stock certificate to him or her for such shares and until such shares are paid for in full, including any applicable withholding taxes.

If permitted by the Committee at the time of exercise, this Option may also be exercised pursuant to a cashless exercise program.

7. Representations. The Company represents and warrants that this Agreement has been authorized by all necessary corporate action of the Company and is a valid and binding agreement of the Company enforceable against them in accordance with its terms. The Participant represents and warrants that the Participant is not a party to any agreement or instrument that would prevent the Participant from entering into or performing his or her duties in any way under this Agreement.

8. Entire Agreement. This Agreement and the Plan contain all the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Participant represents that, in executing this Agreement, the Participant does not rely and has not relied upon any representation or statement not set forth therein made by the Company with regard to the subject matter, bases or effect of this Agreement or otherwise.

9. Amendment or Modification, Waiver. Except as set forth in the Plan, no provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Participant and by a duly authorized officer of the Company. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

10. Notices. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

                               TO PARTICIPANT AT:

                               TO THE COMPANY AT:

                                 enherent Corp.
                              192 Lexington Avenue
                            New York, New York 10016
                            Attn: Corporate Secretary

Any notice delivered personally or by courier under this Section 10 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

11. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

12. Survival. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws principles.

14. Headings. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

15. Construction. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated herein as provisions of this Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Agreement shall govern. By signing this Agreement, the Participant confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      ENHERENT CORP.

                                      By:
                                      Name:
                                      Title:

                                      By:
                                      Name:

                          RESTRICTED STOCK AGREEMENT

         This Agreement, made as of the _____ day of ______________, 20___, (the "Award Date") between enherent Corp. (the "Company") and
___________________________ (the "Participant");

                                WITNESSETH THAT:

         WHEREAS, the Company maintains the enherent Corp. 2005 Stock Incentive Plan (the "Plan"); and

         WHEREAS, the Participant has been granted an Award of Restricted Stock under the Plan;

         NOW, THEREFORE, IT IS AGREED, by and between the Company and the Participant as follows:

         1. Award. Subject to the terms of this Agreement and the Plan, the Participant is hereby granted an Award of ______________ shares of Common Stock, subject to the restrictions set forth herein (the "Restricted Stock"). Except as otherwise defined herein, capitalized terms used in this Agreement have the respective meanings set forth in the Plan.

         2. Restricted Period. Unless forfeited earlier under Section 4, the "Restricted Period" with respect to the shares awarded hereunder shall begin on the Award Date and end on the vesting dates specified in the schedule below with respect to the number of shares vesting on such date:

Vesting Date          # of Shares Vesting

[insert vesting schedule]

Notwithstanding the foregoing, in the event of the Participant's Retirement or Partial Disability, all shares of Restricted Stock subject to this Award that have not previously been forfeited under Section 4 shall become fully vested on the date of such event.

         3. Restrictions on Shares. During the Restricted Period:

         (a) Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Except for such restrictions, the Participant will be treated as owner of such shares and shall have all the rights of a shareholder including, but not limited to, the right to vote such shares and the right to receive all dividends paid on such shares; and

         (b) The certificate representing the Restricted Shares shall be registered in the name of the Participant and shall be deposited with the Company and bear the following (or a similar) legend:

                  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the enherent Corp. 2005 Stock Incentive Plan and a Restricted Stock Agreement dated _____________________. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of enherent Corp."

         4. Forfeiture of Restricted Stock. In the event the Participant's employment terminates for reasons other than death, Permanent Disability, Partial Disability or Retirement, all Restricted Shares subject to a Restricted Period shall be permanently forfeited on such termination date.

[THE FOLLOWING SECTION 4A MAY BE ADDED TO CERTAIN INDIVIDUAL AWARD AGREEMENTS AS DETERMINED BY THE COMMITTEE.]

         [4A. Change in Control. Notwithstanding any other provision of the Plan or this Agreement to the contrary, if, while this Award remains outstanding under the Plan, a Change in Control (as defined below) of the Company shall occur, then all shares of Restricted Stock granted under this Award Agreement that have not previously been forfeited under Section 4 at the time of such Change in Control shall become immediately vested in full, and, at the option of the Committee, this Award may be cancelled in exchange for a cash payment or a replacement award of equivalent value.

For purposes of this Section 4A, a Change in Control of the Company shall occur upon the happening of the earliest to occur of the following:

         (a) any person, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing [ ]% or more of the combined voting power of the Company's then outstanding voting securities;

         (b) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board (such board of directors being referred to herein as the Existing Board), and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i),
                  (iii) or (iv) of this Section

                  4A) whose election by the Existing Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (other than approval given in connection with an actual or threatened proxy or election contest), cease for any reason to constitute at least [70]% of such the Existing Board;

         (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding without conversion or by being converted into voting securities of the surviving or parent entity) [ ]% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires [ ]% or more of the combined voting power of the Company's then outstanding securities; or

         (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).]

         5. Equitable Adjustment. In the event that an extraordinary transaction or other event or circumstance affecting the Common Stock shall occur, including, but not limited to, any dividend or other distribution (whether in the form of cash, stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, sale of assets or other similar transaction or event, and the Committee determines that a change or adjustment in the terms of this Award is appropriate, then the Committee may, in its sole discretion, make such equitable changes or adjustments or take any other actions that it deems necessary or appropriate (which shall be effective at such time as the Committee in its sole discretion determines), as set forth in Section 5(b) of the Plan.

         6. Representations. The Company represents and warrants that this Agreement has been authorized by all necessary corporate action of the Company and is a valid and binding agreement of the Company enforceable against them in accordance with its terms. The Participant represents and warrants that the Participant is not a party to any agreement or instrument that would prevent the Participant from entering into or performing his or her duties in any way under this Agreement.

         7. Entire Agreement. This Agreement and the Plan contain all the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Participant represents that, in executing this Agreement, the Participant does not rely and has not relied upon any representation or statement not set forth therein made by the Company with regard to the subject matter, bases or effect of this Agreement or otherwise.

         8. Amendment or Modification, Waiver. Except as set forth in the Plan, no provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Participant and by a duly authorized officer of the Company. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

         9. Notices. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

                             TO PARTICIPANT AT:



                             TO THE COMPANY AT:
                             enherent Corp.
                             192 Lexington Avenue
                             New York, New York 10016
                             Attn: Corporate Secretary

Any notice delivered personally or by courier under this Section 9 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

         10. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

         11. Survival. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

         12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws principles.

         13. Headings. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

         14. Construction. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated herein as provisions of this Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Agreement shall govern. By signing this Agreement, the Participant confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

         15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                      * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

                                         enherent Corp.




                                         By:
                                             -----------------------------------
                                            Its:
                                                 -------------------------------




                                         ---------------------------------------
                                         [Participant]